Exhibit 99(a)
WENDY’S INTERNATIONAL, INC.
PRO FORMA FINANCIAL INFORMATION
(Unaudited)
Introduction
On March 24, 2006, a wholly-owned subsidiary of Wendy’s International, Inc. (the “Company”), Tim Hortons Inc. (“THI”), completed an initial public offering of 33.35 million of its common shares. Following the initial public offering, the Company continued to own 159,952,977 shares of THI common stock, which represented approximately 82.75% of the total outstanding THI common stock. On August 31, 2006, the Company’s Board of Directors approved the distribution to the Company’s shareholders of the 159,952,977 shares of THI common stock owned by the Company. To effect this distribution, the Company’s Board of Directors declared a dividend on the Company’s common stock consisting of the remaining shares of THI common stock owned by the Company. On September 29, 2006, holders of the Company’s common stock received 1.3542759 shares of THI common stock as a dividend on each outstanding share of Wendy’s common stock they owned as of September 15, 2006.
The following Unaudited Pro Forma Condensed Consolidated Balance Sheet as of July 2, 2006 and the Unaudited Pro Forma Condensed Consolidated Statements of Income for the six months ended July 2, 2006 and July 3, 2005, and for the years ended January 1, 2006, January 2, 2005 and December 28, 2003 reflect the spin-off of THI that occurred on September 29, 2006 as if it had occurred as of December 29, 2002.
The historical financial information of the Company set forth below has been derived from the historical audited and unaudited consolidated financial statements of the Company included in its Annual Report on Form 10-K for the year ended January 1, 2006 and its Quarterly Report on Form 10-Q for the quarter ended July 2, 2006.
The Unaudited Pro Forma Condensed Consolidated Financial Statements are based upon available information and assumptions that the Company believes are reasonable under the circumstances. The Unaudited Pro Forma Condensed Consolidated Financial Statements have been provided for information purposes and are not necessarily indicative of the financial condition or results of operations that would have been achieved had the spin-off occurred on the date indicated. Assumptions underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements. The Unaudited Pro Forma Condensed Consolidated Financial Statements, including the notes thereto, should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended January 1, 2006 and in its Quarterly Report on Form 10-Q for the period ended July 2, 2006.
THI will be accounted for as a discontinued operation in the third quarter of 2006, in accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” when the Company issues its financial statements for the first period that ends after completing the spin-off of THI.

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JULY 2, 2006
(Unaudited)
(in thousands)

	Historical	Spin-off of
	Wendy's (a)	THI (b)	Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$1,230,331	$(120,148)	$1,110,183
Accounts receivable, net	162,547	(87,347)	75,200
Notes receivable, net	12,906	(11,333)	1,573
Deferred income taxes	69,380	(5,869)	63,511
Inventories and other	77,754	(43,872)	33,882
Advertising fund restricted assets	59,958	(16,124)	43,834
Assets held for disposition	20,810	(2,704)	18,106

	1,633,686	(287,397)	1,346,289

Property and equipment, net	2,332,244	(963,742)	1,368,502

Notes receivable, net	16,019	(11,159)	4,860
Goodwill	81,868	—	81,868
Deferred income taxes	4,745	(1,243)	3,502
Intangible assets, net	14,790	(3,546)	11,244
Other assets	172,848	(93,375)	79,473

	$4,256,200	$(1,360,462)	$2,895,738

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$149,425	$(75,329)	$74,096
Accrued expenses:
Salaries and wages	49,691	(10,583)	39,108
Taxes	70,866	(14,689)	56,177
Insurance	56,805	(419)	56,386
Other	98,331	13,954	112,285
Advertising fund restricted liabilities	71,576	(27,743)	43,833
Current portion of long-term obligations	9,698	(7,262)	2,436

	506,392	(122,071)	384,321

Long-term obligations:
Term debt	835,049	(313,819)	521,230
Capital leases	58,732	(39,384)	19,348

Deferred income taxes	42,746	3,295	46,041
Other long-term liabilities	109,803	(31,974)	77,829
Minority interest in Tim Hortons Inc.	155,246	(155,246)	—
Shareholders’ equity	2,548,232	(701,263)	1,846,969

	$4,256,200	$(1,360,462)	$2,895,738

WENDY’S INTERNATIONAL, INC.
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET
AS OF JULY 2, 2006
(Unaudited)
(a)	Represents the Consolidated Condensed Balance Sheet included in the Company’s Quarterly Report on Form 10-Q for the period ended July 2, 2006.
(b)	Represents the elimination of the assets, liabilities and accumulated other comprehensive income of Tim Hortons Inc. (“THI”) as well as the 17.25% of net assets attributable to minority interest shareholders. The common stock of THI owned by the Company was distributed to the Company’s shareholders on September 29, 2006. The adjustments do not reflect the impact of a 50/50 joint venture between the Company and THI that manages the real estate for certain Canadian restaurants with both a Wendy’s and a Tim Hortons in the same unit. After the spin-off of THI, this joint venture will no longer be wholly-owned by the Company but will be accounted for as an equity investment, which will result in the elimination of joint venture assets (primarily property and equipment) and liabilities and the establishment of the Company’s 50% equity investment.

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JULY 2, 2006
(Unaudited)
(in thousands, except per share data)

	Historical	Spin-off of
	Wendy's (a)	THI (b)		Pro Forma
Revenues
Retail sales	$1,579,367	$(442,307)		$1,137,060
Franchise revenues	382,309	(237,087)		145,222

Total revenues	1,961,676	(679,394)		1,282,282

Costs and expenses
Cost of sales	1,045,346	(342,443)		702,903
Company restaurant operating costs	350,067	(18,536)		331,531
Operating costs	120,157	(85,983)		34,174
Depreciation of property and equipment	99,132	(30,414)		68,718
General and administrative expenses	164,086	(45,510)		118,576
Goodwill and intangible impairment charges	72,690	—		72,690 (c)
Other (income) expense, net	69,470	4,100		73,570 (d)

Total costs and expenses	1,920,948	(518,786)		1,402,162

Operating income (loss)	40,728	(160,608)		(119,880)
Interest expense	(27,366)	9,477		(17,889)
Interest income	19,004	(5,982)		13,022

Income (loss) before income taxes	32,366	(157,113)		(124,747)
Income taxes	(2,532)	(25,365	)(e)	(27,897)
Tim Hortons Inc. minority interest	12,781	(12,781)		—

Income (loss) from continuing operations	$22,117	$(118,967)		$(96,850)

Basic income (loss) from continuing operations per common share	$0.19			$(0.84)
Diluted income (loss) from continuing operations per common share	$0.19			$(0.84)

Basic shares	115,791			115,791
Diluted shares	117,082			115,791 (f)

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE SIX MONTHS ENDED JULY 3, 2005
(Unaudited)
(in thousands, except per share data)

	Historical	Spin-off of
	Wendy's (a)	THI (b)		Pro Forma
Revenues
Retail sales	$1,495,055	$(342,637)		$1,152,418
Franchise revenues	350,140	(193,747)		156,393

Total revenues	1,845,195	(536,383)		1,308,812

Costs and expenses
Cost of sales	983,450	(262,737)		720,713
Company restaurant operating costs	342,293	(16,495)		325,798
Operating costs	73,035	(63,226)		9,809
Depreciation of property and equipment	98,351	(27,588)		70,763
General and administrative expenses	149,065	(34,098)		114,967
Other (income) expense, net	(7,535)	2,386		(5,149)

Total costs and expenses	1,638,659	(401,758)		1,236,901

Operating income (loss)	206,536	(134,625)		71,911
Interest expense	(22,864)	1,594		(21,270)
Interest income	2,524	(1,134)		1,390

Income before income taxes	186,196	(134,165)		52,031
Income taxes	64,180	(42,953	)(e)	21,227

Income from continuing operations	$122,016	$(91,212)		$30,804

Basic income from continuing operations per common share	$1.07			$0.27
Diluted income from continuing operations per common share	$1.06			$0.27

Basic shares	113,642			113,642
Diluted shares	115,612			115,612

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED JANUARY 1, 2006
(Unaudited)
(in thousands, except per share data)

	Historical	Spin-off of
	Wendy’s (a)	THI (b)		Pro Forma
Revenues
Retail sales	$3,028,414	$(755,544)		$2,272,870
Franchise revenues	754,733	(429,721)		325,012

Total revenues	3,783,147	(1,185,265)		2,597,882

Costs and expenses
Cost of sales	2,003,804	(583,210)		1,420,594
Company restaurant operating costs	682,505	(33,705)		648,800
Operating costs	171,919	(151,500)		20,419
Depreciation of property and equipment	199,680	(58,208)		141,472
General and administrative expenses	321,518	(77,778)		243,740
Goodwill and intangible impairment charges	36,141	(25,442)		10,699	(g)
Other (income) expense, net	(9,603)	(13,001)		(22,604	)(h)

Total costs and expenses	3,405,964	(942,844)		2,463,120

Operating income	377,183	(242,421)		134,762
Interest expense	(46,405)	3,315		(43,090)
Interest income	7,286	(3,299)		3,987

Income before income taxes	338,064	(242,405)		95,659
Income taxes	113,997	(72,092	)(e)	41,905

Income from continuing operations	$224,067	$(170,313)		$53,754

Basic income from continuing operations per common share	$1.95			$0.47
Diluted income from continuing operations per common share	$1.92			$0.46

Basic shares	114,945			114,945
Diluted shares	116,819			116,819

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED JANUARY 2, 2005
(Unaudited)
(in thousands, except per share data)

	Historical	Spin-off of
	Wendy's (a)	THI (b)		Pro Forma
Revenues
Retail sales	$2,935,899	$(613,049)		$2,322,850
Franchise revenues	699,539	(382,589)		316,950

Total revenues	3,635,438	(995,638)		2,639,800

Costs and expenses
Cost of sales	1,900,635	(473,408)		1,427,227
Company restaurant operating costs	668,948	(25,889)		643,059
Operating costs	168,492	(147,434)		21,058
Depreciation of property and equipment	178,394	(55,104)		123,290
General and administrative expenses	283,721	(55,810)		227,911
Goodwill and intangible impairment charges	190,000	—		190,000 (i)
Other expense, net	18,644	2,169		20,813 (j)

Total costs and expenses	3,408,834	(755,476)		2,653,358

Operating income (loss)	226,604	(240,162)		(13,558)
Interest expense	(46,950)	4,916		(42,034)
Interest income	4,409	(1,952)		2,457

Income (loss) before income taxes	184,063	(237,198)		(53,135)
Income taxes	132,028	(75,637	)(e)	56,391

Income (loss) from continuing operations	$52,035	$(161,561)		$(109,526)

Basic income (loss) from continuing operations per common share	$0.46			$(0.96)
Diluted income (loss) from continuing operations per common share	$0.45			$(0.96)

Basic shares	113,832			113,832
Diluted shares	115,685			113,832 (f)

WENDY’S INTERNATIONAL, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 28, 2003
(Unaudited)
(in thousands, except per share data)

	Historical	Spin-off of
	Wendy's (a)	THI (b)		Pro Forma
Revenues
Retail sales	$2,534,135	$(492,563)		$2,041,572
Franchise revenues	614,777	(314,081)		300,696

Total revenues	3,148,912	(806,644)		2,342,268

Costs and expenses
Cost of sales	1,618,002	(387,731)		1,230,271
Company restaurant operating costs	550,643	(11,974)		538,669
Operating costs	135,332	(117,090)		18,242
Depreciation of property and equipment	163,481	(40,266)		123,215
General and administrative expenses	261,070	(48,275)		212,795
Other expense, net	1,942	655		2,597

Total costs and expenses	2,730,470	(604,681)		2,125,789

Operating income	418,442	(201,963)		216,479
Interest expense	(45,773)	4,669		(41,104)
Interest income	4,929	(1,451)		3,478

Income before income taxes	377,598	(198,745)		178,853
Income taxes	141,599	(77,153	)(e)	64,446

Income from continuing operations	$235,999	$(121,592)		$114,407

Basic income from continuing operations per common share	$2.07			$1.00
Diluted income from continuing operations per common share	$2.05			$0.99

Basic shares	113,866			113,866
Diluted shares	115,021			115,021

WENDY’S INTERNATIONAL, INC.
NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED
STATEMENTS OF INCOME
(Unaudited)
(a)	Represents the Consolidated Statements of Income included in the Company’s Quarterly Report on Form 10-Q for the period ended July 2, 2006 and in the Company’s Annual Report on Form 10-K for the period ended January 1, 2006.
(b)	Represents the elimination of the results of operations of THI. The Company distributed 159,952,977 shares of THI common stock to the Company’s shareholders on September 29, 2006. The eliminations include certain amounts specifically identifiable to THI, such as stock compensation expenses, which were previously classified in corporate charges for segment reporting purposes. The adjustments do not reflect the impact of a 50/50 joint venture between the Company and THI that manages the real estate for certain Canadian restaurants with both a Wendy’s and a Tim Hortons in the same unit. After the spin-off of THI, this joint venture will no longer be wholly-owned by the Company but will be accounted for as an equity investment, with only 50% of the joint venture income included in the Company’s results.
(c)	Represents a Baja Fresh goodwill impairment charge of $46.9 million and a $25.8 million impairment charge related to the Baja Fresh trade name. These pretax charges of $72.7 million ($62.1 million after-tax) have historically been included as part of the Company’s reconciliation from reportable segment operating income to consolidated operating income for segment reporting purposes.
(d)	Includes restructuring costs of $29.0 million ($18.0 million after-tax) related to the Company’s cost reduction initiatives and $49.8 million ($30.9 million after-tax) of asset impairments related to Baja Fresh fixed assets and certain Wendy’s real estate properties. The restructuring costs and the Baja Fresh fixed asset impairments have historically been included in corporate charges and Developing Brands for segment reporting purposes.
(e)	Income tax expense reflects a combination of the U.S. federal and state income tax rates applied to the THI U.S. business as well as Canadian tax expense related to the Canadian THI subsidiaries. Discrete tax items related specifically to the THI business have also been reflected in income tax expense.
(f)	In accordance with Statement of Financial Accounting Standards No. 128, “Earnings per Share,” no dilutive shares have been included in the computation of diluted earnings per common share because the pro forma results reflect an operating loss.
(g)	Reflects a pretax Cafe Express goodwill impairment charge of $10.7 million ($6.6 million after-tax). The pretax charge has historically been included as part of the Company’s reconciliation from reportable segment operating income to consolidated operating income for segment reporting purposes.
(h)	Includes $46.2 million of gains from the disposition of 130 Wendy’s real estate properties (included in Wendy’s segment operating income), partially offset by store closing costs and asset impairment charges of $22.6 million and $8.7 million included in the Wendy’s and Developing Brands segment operating income, respectively.
(i)	Represents Baja Fresh goodwill impairment of $190.0 million ($186.6 million after-tax). This pretax charge has historically been included as part of the Company’s reconciliation from reportable segment operating income to consolidated operating income for segment reporting purposes.
(j)	Includes Baja Fresh store closure and fixed asset impairment charges of $33.9 million ($20.9 million after-tax) which are included in the Developing Brands segment operating income, partially offset by equity investment income.